Statutory Financial Data and Dividend Restrictions - Additional Information (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Statutory Accounting Practices [Line Items]
Statutory capital and surplus	$ 6,165,279	$ 5,822,117
Statutory net gain (loss) from operations	$ 1,497,192	$ 2,103,975
Statutory restrictions on dividend	In accordance with Minnesota Statutes, the Company may declare and pay from its surplus cash dividends of not more than the greater of 10% of its beginning-of-the-year statutory surplus, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the next preceding year.
Ordinary dividend which can be paid without approval	$ 1,497,192